Acquisition of Atlas Bank	12 Months Ended
Jun. 30, 2014
Business Combinations [Abstract]
Acquisition of Atlas Bank

Note 2 – Acquisition of Atlas Bank

On June 30, 2014, the Company completed its acquisition of Atlas Bank (“Atlas”), a federally chartered mutual savings bank headquartered in Brooklyn, New York. The transaction qualified as a tax-free reorganization for federal income tax purposes. Based upon an independent appraised valuation of Atlas, the Company issued 1,044,087 shares of its common stock with an aggregate value of $15.5 million to Kearny MHC as consideration for the acquisition of Atlas.

The Company accounted for the transaction using applicable accounting guidance regarding business combinations resulting in the recognition of pre-tax merger-related expenses totaling $391,000 during the year ended June 30, 2014. Additionally, the Company recorded the assets acquired and liabilities assumed through the merger at fair value as summarized in the following table (in thousands).

Consideration Paid:
Shares of capital stock issued to mutual holding company	$15,500

Total consideration paid	$15,500

Recognized amounts of identifiable assets acquired and liabilities assumed, at fair value:
Cash and cash equivalents	$9,133
Debt securities	2,998
Net loans receivable	78,725
Mortgage-backed securities	23,896
Premises and equipment	2,196
Federal Home Loan Bank stock	1,037
Interest receivable	374
Deferred income tax assets, net	511
Core deposit intangible	398
Other assets	1,671

Fair value of assets acquired	120,939

Deposits	86,099
Federal Home Loan Bank advances	18,693
Other liabilities	421

Fair value of liabilities assumed	105,213

Total identifiable net assets	15,726
Gain on bargain purchase	(226)

Total	$15,500

The fair value amounts included in the table above, including those relating to income taxes, are preliminary estimates and are subject to adjustment but are not expected to be materially different than those shown.

The Company estimated the fair value of non-impaired loans acquired from Atlas by utilizing a methodology wherein loans with comparable characteristics were aggregated by type of collateral, remaining maturity, and repricing terms. Cash flows for each pool were projected using an estimate of future credit losses and rate of prepayments. Projected monthly cash flows were then discounted to present value using a risk-adjusted market rate for similar loans. The portion of the fair valuation attributable to expected future credit losses on non-impaired loans totaled approximately $1.2 million or 1.50% of their outstanding balances.

Included in the loans acquired from Atlas were four impaired residential mortgage loans whose aggregate carrying values at the time of acquisition totaled $742,000. To estimate the fair value of these impaired loans, the Company analyzed the value of the underlying collateral of the loans, assuming the fair values of the loans are derived from the eventual sale of the collateral. The value of the collateral was generally based on recently completed appraisals. The Company discounted these values using market derived rates of return, with consideration given to the period of time and cost associated with the foreclosure and disposition of the collateral. Based on this analysis, the Company recognized no expectation for future credit losses in its valuation of the four impaired loans acquired from Atlas.

At June 30, 2014, the remaining outstanding principal balance and carrying amount of the loans acquired from Atlas totaled approximately $79,088,000 and $78,725,000, respectively.

The fair values of investment securities, including mortgage-backed and non-mortgage-backed securities, were primarily determined by obtaining matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities.

The fair value of savings and transaction deposit accounts acquired from Atlas was assumed to approximate the carrying value as these accounts have no stated maturity and are payable on demand. The fair valuation of these deposits included a core deposit analysis which considered several factors in estimating the value of the intangible associated with such accounts. Such factors included an assumption for an initial run off rate of five percent coupled with an annual attrition rate thereafter based upon the weighted average age of the products by deposit category. Other factors considered included assumptions for the ongoing non-interest income and non-interest expenses relating to the applicable accounts which were based upon historical information. Based upon these factors, the Company projected cash flows which were present valued using applicable market interest rates for discounting. These cash flows were then compared to those applicable to alternative funding sources assumed to be brokered certificates of deposit. Based upon this analysis, a core deposit intangible totaling approximately $398,000 or 0.82% of applicable core deposit balances at acquisition was ascribed to the value of non-maturity deposits.

Certificates of deposit accounts were valued utilizing a discounted cash flow analysis based upon the underlying accounts’ contractual maturities and interest rates. The present value of the projected cash flows was then determined using discount rates based upon certificate of deposit interest rates available in the marketplace for accounts with similar terms.

The acquired borrowings were valued utilizing a discounted cash flow analysis based upon the underlying contractual maturities, interest rates and, where applicable, repricing and amortization terms applicable to each borrowing. The present value of the projected cash flow for each borrowing was then determined using discount rates based upon interest rates available in the marketplace for borrowings with similar terms.

Direct costs related to the merger were expensed as incurred. During the year ended June 30, 2014, the Company incurred $391,000 in merger-related expenses attributable to the acquisition of Atlas. Such costs included legal expenses of $198,000, investment banking fees totaling $175,000 and other professional service fees totaling $18,000.

The following table presents unaudited pro forma information as if the acquisition of Atlas had occurred on July 1, 2012. This pro forma information does not adjust for the effects of purchase accounting or the recognition of merger-related expenses due to their immateriality. The pro forma information does not necessarily reflect the results of operations that would have occurred had the Company merged with Atlas at the beginning of fiscal 2013. In particular, expected cost savings and acquisition integration costs are not fully reflected in the unaudited pro forma amounts.

	Pro Forma Year Ended
	June 30, 2014	June 30, 2013
	(In Thousands, Except Per Share Data)	(In Thousands, Except Per Share Data)
Net interest income	$77,077	$68,867
Non-interest income	8,255	16,340
Non-interest expense	68,508	73,361
Net income	9,535	5,567
Net income per common shares (EPS)
Basic and diluted	0.14	0.08